UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2021

Joby Aviation, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39524	98-1548118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2155 DELAWARE AVENUE SUITE #225
SANTA CRUZ, California		95060
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 831 426-3733

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	JOBY	The New York Stock Exchange
Warrants to purchase common stock	JOBY-WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 11, 2021, Joby Aviation, Inc. (“Joby”) held a conference call regarding its financial results for the quarter ended September 30, 2021 (the "Conference Call"). Joby also issued a press release (the “Press Release”) announcing the call and the availability of a letter to Joby's stockholders (the “Shareholder Letter”). Among other information, the Shareholder Letter included Joby's financial results for the quarter ended September 30, 2021. A copy of the Press Release is attached hereto as Exhibit 99.1. A copy of the Shareholder Letter is attached hereto as Exhibit 99.2. A copy of the Conference Call transcript is attached hereto as Exhibit 99.3.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release, dated November 11, 2021
99.2	Shareholder Letter Q3 2021, dated November 11, 2021
99.3	Transcript of Joby's November 11, 2021, conference call
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Joby Aviation, Inc.

Date:	November 12, 2021	By:	/s/ Matthew Field
		Name:	Matthew Field
		Title:	Chief Financial Officer and Treasurer